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Quality Systems, Inc.

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                             Quality Systems Inc.

                             Investor Presentation

                                August 19, 2008

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

Statements made during this presentation, the proxy statements filed with the
Securities and Exchange Commission ("Commission"), communications to shareholders, press releases and oral statements made by our representatives that are not historical in nature, or that state our or management's intentions, hopes, beliefs, expectations or predictions of the future, may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as
"could," "should," "will," "will be," "will lead," "will assist," "intended,"
"continue," "believe," "may," "expect," "hope," "anticipate," "goal,"
"forecast," "plan," or "estimate" or variations thereof or similar expressions.
Forward-looking statements are not guarantees of future performance.

Forward-looking statements involve risks, uncertainties and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk factors discussed under
"Risk Factors" in our Annual Report on Form 10-K for fiscal year ended March
31, 2008, as well as factors discussed elsewhere in other reports and documents we file with the Commission. Other unforeseen factors not identified herein could also have such an effect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time unless required by law. Interested persons are urged to review the risks described under "Risk Factors" and in "Management's
Discussion and Analysis of Financial Condition and Results of Operations" in
our Annual Report on Form 10-K for fiscal year ended March 31, 2008, as well as in our other public disclosures and filings with the Commission.

Quality Systems: Company Snapshot

o    Through our NextGen and QSI divisions, we develop and provide computer-based practice management, medical records, and e- business applications for U.S. medical and dental group practices

o    The company derives most of its revenue and growth from physician group business and its high functionality practice management suites

o    Quality Systems is managed with an eye toward pursuing organic growth, while concurrently maintaining a strategy of aggressive reinvestment in new product and service development initiatives

o    Quality Systems has an industry-leading track record of strong financial and shareholder returns, and a dedication to the highest corporate governance standards

                                                                              1

A Track Record of Success

o    The growth strategy developed by the continuing Quality Systems Board nominees and management team has delivered results:

o    We believe the company has been growing at a faster rate than the industry average and taking market share from our competitors

o    Our revenue stream is diversified, with two-thirds of sales to mid- sized and large customers and the rest to smaller customers

o    The company has successfully leveraged its strength in the practice management business into the emerging medical records market

     o    Currently 75% of our customers buy products in both categories

o    By investing in new products and services, we can anticipate customers'
     unique needs and provide the solutions they demand

                                                                              2

A Track Record of Success

o    Evident in our ongoing financial performance and track record of delivering shareholder value:

     o    Nearly 400% stock price increase the past five years

     o    Financial results rank Quality Systems among the most profitable companies and strongest cash flow generators in its sector during the same period

     o    Solid first-quarter FY'09 earnings included a 31% jump in net revenues and 40% increase in net income

     o    Corporate governance record predicated on pro-shareholder policies

                                                                              3

Our Strategy Is Working

                                    Revenue

                               Earnings Per Share

                                                                              4

Our Strategy is Working

                                                                              5

Ongoing Strong Financial Performance

                              Maintenance Revenues

                                  System Sales

                                                                              6

We Are Generating Meaningful Results for Shareholders

                               Cumulative Returns

QSI                              William Blair Healthcare Information Technology Index
NASDAQ Composite Index           NASDAQ Computer and Data Processing Index

                                                                              7

Well-Positioned for Continued Success

o    The company has a proven strategy to expand the business and build on its recent momentum:

     o    Our Board nominees and current management team - including Chairman
          Sheldon Razin and Steven Plochocki, our new CEO - share common goals for our company's future and have the skills and knowledge to enable us to prosper in this growing industry

o    Under the leadership of this group, Quality Systems will continue to capitalize on the industry's expected growth by:

     o    Developing and enhancing our leading software solutions
     o    Expanding into new markets where we can capture meaningful market share
     o    Making prudent, disciplined investments to improve our products
     o    Growing our existing customer relationships while pursuing new ones
     o    Prioritizing organic growth, but also continuing to pursue opportunistic acquisitions such as HSI that complement our existing products or expand our customer base

                                                                              8

Our CEO: Significant Experience

o    Steven Plochocki is a seasoned industry executive with significant experience and a strong track record of building value

     o    As Chairman and CEO of Omniflight Helicopters, the country's second-largest air medical services provider, achieved 20% EBITDA margins, among the sector's best

     o    As CEO of Trinity Hospice, helped restore the company to
          profitability and achieved 20% compound annual growth rate in revenues

     o    As CEO of InSight Health Services Corp., the nation's largest integrated provider of diagnostic imaging services, company doubled in sized and share price increased by more than 250%

o    Significant knowledge of Quality Systems

o    Strong leadership and continuity of the company's successful strategy

o    Has provided an independent perspective since joining the Board in 2004

                                                                              9

Experienced Management Team

Title	Years of Industry Experience
Steven Plochocki Chief Executive Officer, Quality Systems, Inc.	36
Patrick Cline President, NextGen Healthcare and EVP, Quality Systems, Inc.	27
Paul Holt Chief Financial Officer, Quality Systems, Inc.	13
Donn Neufeld Executive Vice President, Quality Systems, Inc.	28
Fred Neufeld Executive Vice President and General Manager, NextGen Healthcare	30
Scott Decker Senior Vice President, NextGen Healthcare	12
Tim Eggena Executive Vice President, NextGen Practice Solutions, NextGen Healthcare	15

10

Knowledgeable, Experienced Nominees

Director & Current Occupation	Expertise	Years of Relevant Experience
George Bristol Managing Director – Corporate Finance, Crowell Weedon &Co.	Financial Services	26
Patrick Cline President, NextGen	Healthcare IT	27
Philip Kaplan CEO, Deer Valley Ventures, LLC	Technology	13
Vincent Love Managing Partner, Kramer, Love & Cutter, LLP	Financial Services	41
Russell Pflueger Founder, Chairman & CEO, Quiescence Medical, Inc.	Medical Devices	7
Steven Plochocki CEO, Quality Systems, Inc.	Healthcare	36
Sheldon Razin Founder and Chairman, Quality Systems, Inc.	Healthcare IT	34
Robert Smith Senior Advisor to Aquiline Capital Partners, LLC	Financial Services / Marketing	33

11

The Right Board to Build Value Going Forward

o    Nominees drawn from financial services, healthcare, medical devices and information technology fields -- providing the relevant knowledge and diversity of experience the Board needs

o    Director nominees collectively have nearly 50 years of Quality Systems
     Board experience

o    The Board and its Chairman continue to provide leadership and critical understanding of the company, its history and how the industry's competitive landscape has evolved

                                                                             12

Continually Recognized by Leading Business Publications

o    #5: Forbes 200 Best Small Companies in America (7 consecutive years)

     "Quality Systems should have no end of new business, given how much time practices have to devote to nonmedical activities--and the approach of an election year in which every presidential candidate has to have a plan to broaden health care coverage."

o    #19: BusinessWeek 100 Hot Growth Companies (4 consecutive years)

     "If you've filled out forms at the doctor's office lately, you'll understand why Quality Systems Inc.'s stock has been on a tear. Doctors and nurses are drowning in a sea of paperwork, and Quality Systems software can digitize it, from patient data to appointment records to treatment outcomes."

o    #52: Fortune America's 100 Fastest Growing Small Public Companies (4
     consecutive years)

     "Physicians and dentists rely on Quality Systems' software to transition patient records from paper to electronic systems. Last year the company introduced applications and services that help practices collect funds from insurance companies and Medicare."

                                                                             13

Highly Regarded by Wall Street

- Nine of our 15 sell-side analysts currently rate the stock a BUY or equivalent

- Median analyst 12-month target price was $41 on 8/6/08, the day before Q1 '09 earnings were announced, a 23.5% increase over the closing price of $33.20 at the time

  - **Donald H. Hooker, UBS:** "We like that Plochocki has served as a Director on QSII's Board since 2004, and has been a member of the audit, compensation, and independent directors' compensation committees -- all of which, we believe, will give him a deep knowledge of QSII and allow him to hit the ground running. We think Plochocki's broader healthcare services background (mainly outside of tech) may prove to be complementary to industry veterans Pat Cline (President of NextGen) and Donn Neufeld (President of QSI)." (8/12/08)

  - **Sean W. Wieland, Piper Jaffray**: "Strong performance is attributed to favorable market conditions, strong pipeline and quality sales force. Building on noticeable attrition in sales force prior quarter, QSII seemed to have built a strong sales team that is delivering." (August 8, 2008)

  - **Todd Weller, Stifel Nicolaus**: "Overall, we continue to view the physician HIT market as an attractive growth opportunity over the next few years. We also believe that Quality remains well positioned to capture its fair share of the market [...] Quality remains well positioned as one of the top players in the physician HIT market." (June 11, 2008)

14

Strong Corporate Governance Record

     o    Governance practices are strongly pro-shareholder

     o    Our governance structure includes:

          x    An annually elected Board
          x    Cumulative voting rights
          x    Shareholders may call meetings and act by written consent
          x    No "poison pill"

     o    Our corporate governance provisions, including the definition of
          "independent director," meet or exceed NASDAQ requirements

          -    Six of our eight Board nominees are independent under these criteria

                                                                             15

We Believe Giving Control to the Hussein Nominees Presents a Real Threat

- **Mr. Hussein has never articulated a strategic plan**
  - Has not participated meaningfully or supported the Board's successful plan the past several years
  - Criticized management's decision to acquire Clinitec and Micromed, which now account for more than 90% of Quality Systems' revenues

- **Mr. Hussein seeks control, not just representation**
  - Cumulative voting will permit him to keep Board seat
  - Owns less than 17% of shares, yet wants Board control
  - A backdoor raid on Quality Systems

- **Mr. Hussein's actions to date have been counterproductive**
  - Unwilling to set aside personal grievances
  - Has boycotted several critical Board meetings
  - Disruptive demeanor and unfounded accusations distract our Board from critical business matters

16

Hussein has a History of Destroying Shareholder Value

- **SIMO, a profitable Egyptian paper company, foundered under his leadership**
  - Company was profitable prior to Mr. Hussein's ascension as Chairman
  - During Mr. Hussein's term as Chairman, the company's financial position greatly deteriorated and losses mounted, to the extent that employees were not being paid wages during certain periods in 1998
  - Ultimately, the entire Board was suspended by the Companies Authority
  - Following Mr. Hussein's removal by Egyptian government, company's financial position improved

- **Censured and fined by American Stock Exchange for mismanagement of an investment account under his control**
  - ASE found that Mr. Hussein engaged in a course of fraudulent conduct by "excessively trading and churning" a customer account, and providing the customer with "materially false and misleading information about the status of his account"
  - Suspended for three months from servicing any new discretionary accounts
  - Hussein's employer settled the related lawsuit for $2.5 million

- **These are just two examples. For others please go to our Web site at: www.qsi2008proxy.com**

We believe Mr. Hussein's history shows that he is ill-equipped to control and lead Quality Systems

17

Mr. Hussein's Independent Director Proposal Should be Defeated

o    Our definition was adopted in 2004 as part of a general review of the bylaws undertaken at the urging of the Board's independent directors to ensure compliance with California law and NASDAQ regulatory standards

o    We believe the proposal is primarily motivated by Mr. Hussein's desire to increase his influence on the Board and certain committees

o    This proposal is simply a power grab intended to minimize the influence of
     Chairman and independent Board member Sheldon Razin

                                                                             18

The Company's Management Team
Supports Our Board Nominees

o    The company's top 10 executives recently sent a letter to shareholders expressing their strong support for the Quality Systems nominees, noting:

     o    Mr. Hussein "does not appear to understand or to care about our business and strategy"
     o    His attacks "have threatened the ability of our management and employees to carry out our growth strategy in the face of
          increasingly intense competition"
     o    "The prospect of Mr. Hussein increasing his influence is deeply disturbing to us, as we believe it should be to all shareholders"

                                                                             19